ACQUISITION OF BUSINESS (Tables)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Schedule of Purchase Price Allocation
Following is a description of the fair value of the consideration, the Company previous investment in Road Track and the assets acquired and liabilities assumed which were determined by management which used the assistance of an outside independent appraisal evaluation and the purchase price allocation of the acquired business:

US dollars
September 13,
(in thousands)	2018

Cash paid	75,700
Consideration paid by issuance of treasury stock (1)	12,038
Amount to be received as purchase price adjustment (5)	(10,800)
Total acquisition price	76,938

Fair value of previous investment in acquired companies	24,734
Obligation to purchase non-controlling interests	16,144
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	6,731
Working capital (excluding cash and cash equivalents and deferred revenues)	34,576
Intangible assets, net (2)	38,583
Property and equipment, net	11,014
Liability for employee rights upon retirement	(1,337)
Deferred income taxes	763
Other non-current assets	2,132
Deferred revenues (including current portion)	(34,048)
Net assets acquired	58,414
Goodwill	59,402

(1)	Based on 373,489 shares of common stock of the Company at September 13, 2018.

(2)
The fair value adjustment estimate of identifiable intangible assets were determined using the “income approach, which is a valuation technique that estimates the fair value of an asset based on market participants’ expectations of the cash flows an asset would generate over its remaining useful life.

(3)
As part of the purchase price allocation for the acquisition, the Company recorded goodwill in the amount of $59.4 million. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets. Goodwill has an indefinite useful life and therefore is not amortized as an expense (the goodwill balance is not deductible for income tax purposes), but is reviewed annually for impairment of its fair value to the Company. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies.

(4)
Upon obtaining control over Road Track, the Company previous holdings (50%) which were accounted for until that date by the equity method, the investment was premeasured at its fair value and a remeasurement gain in an amount of $14.7 million was recorded.

(5)
The amount of consideration was adjusted based on fiscal 2018 results of Road Track business. Such amount will be paid back to the company in Iturans Shares (300,472 shares out of 373,489 shares that we reissued as part of the consideration). As the purchase price adjustment will be settled by respite of the companies shares issued to the sellers, the amount to be received was presented as a deduction from equity.

Schedule of Pro Forma Information
The following table provides pro forma information as if the Road Track combinations had occurred on January 1, 2017:

	US dollars
	Year ended December 31,
(in thousands)	2018 (Unaudited)	2017 (Unaudited)

Net revenue from Telematics services	234,871	236,957
Net revenue from Telematics products	111,146	130,825
Net income attributable to the Company	51,609	47,138
Basic and diluted earnings per share attributable to Company’s stockholders based on attributing of shares in the acquisition	2.42	2.21